

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of December 31, 2014

Investment Strategy

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager

Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor

Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837

WWW.MUNDOVAL.COM

[2]Risks & Important Considerations

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

Geographic Diversification



0.9%
52.8%
46.3%
Domestic
International
Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

Industry Diversification

Information Technology	23.7%
Financials	16.5%
Telecommunications	15.4%
Energy	11.5%
Consumer Staples	10.3%
Consumer Discretionary	8.7%
Health Care	4.7%
Industrials	4.4%
Materials	3.9%
Cash	0.9%

Top 10 Holdings

Baidu ADR	4.90%
Apple Computer Inc.	4.74%
Mastercard, Inc.	4.73%
Teva Pharmaceutical	4.67%
American International Group	4.01%
CF Industries	3.90%
China Mobile Ltd.	3.65%
Coach Inc.	3.59%
Bank of America Corp.	3.42%
Telekomunik Indonesia	3.24%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	33
2014 Portfolio Turnover	29.97%
Net Assets (millions)	$20.95
Total Expense Ratio	1.50%

No sales loads or distribution fees

Average Annual Total Returns[2]



Mundoval Fund
MSCI World Index
-2.78
4.94%
15.46%
15.46%
8.73%
10.20%
4.04%
3.27%
6.44%
6.02%
7.02%
7.06%
1 Year
3 Year
5 Year
7 Year
10 Year
Since Inception

Hypothetical Growth of $10,000 since inception[2,3]



$20,155
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $20,155.13 on 12/31/14. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.

MUNDOVAL FUND
GLOBAL VALUE INVESTING



Portfolio Review:

The Mundoval Fund returned -4.66% in the fourth quarter versus 1.01% for the MSCI World Index during the same period. Since inception of the fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 7.02% versus 7.06% for the MSCI World Index.

Positive factors impacting performance for the fund during the quarter included the Information Technology sector (Mastercard and Apple), and Financial Sector (Bank of America, AIG and Citigroup). Negative factors impacting performance for the Fund during the quarter included the Telecommunications Sector (MTN Group and Telekom Indonesia) and the Energy Sector (Petrobras, Gazprom and CNOOC).

During the quarter, shares of **Mobile Telesystems**, the largest wireless telecommunications company in Russia, **Melco Crown Entertainment**, a casino gaming and entertainment operator in Asia, and **Kellogg Company**, the largest manufacturer of ready to eat cereal products in the world, were purchased for the Fund due to an attractive price relative to business valuation.

Manager Commentary:

Volatility in the capital markets increased in the fourth quarter due to concerns about global economic growth, the health of emerging markets, geopolitical tensions, and plunging oil prices. Energy stocks are down by nearly 25% over the past three months. The price of crude oil per barrel dropped from $100 per barrel in June to its current level of $52 due to a recent increase in supply as a result of America's recent energy boom and strong production from the Middle East and OPEC members. As of December 31, 2014, the Mundoval Fund has an 11.5% allocation to the Energy sector and we believe that it continues to be one of the most attractively priced relative to other sectors worldwide.

Despite the Dow Jones Industrial Average and the S&P 500 Index reaching historical highs in 2014, Emerging and Developed International Markets, as measured by MSCI Emerging Markets and EAFE Indices, posted negative rates of return. As of December 31, 2014, more than 35% of the fund assets are allocated to businesses that are domiciled in Emerging Markets (Brazil, China, Indonesia, Russia) due to their attractive business valuations and significant appreciation potential. As long term, fundamental investors, we believe that share prices can deviate from fundamental business valuations but ultimately return to fundamental value.

On December 26, 2014 shareholders of the Mundoval Fund received a distribution in the amount of $1.00925 per share, of which $0.93 was in the form of Long Term Capital Gains. Our low portfolio turnover in 2014 allowed us to distribute approximately 6% of the net asset value of the fund to our shareholders to remain more tax efficient than the average mutual fund, which distributed capital gains in excess of 10% of their net asset values, according to www.capgainsvalet.com.
The Mundoval Fund celebrated its ten year anniversary in September of 2014. We are most fortunate to have shareholders that have a long term, investment time horizon and are disciplined in understanding that investing in attractively priced businesses at rational prices will ultimately be rewarded.

Average Annualized Total Returns as of December 31, 2014

	4Q 2014 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	-4.66%	-2.78%	15.46%	8.73%	4.04%	6.44%	7.02%
MSCI World Index	1.01%	4.94%	15.46%	10.20%	3.27%	6.02%	7.06%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | www.mundoval.com